Exhibit 99.1

                     Form of Section 906 Certification

             CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
                          CHIEF FINANCIAL OFFICER

                    PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with the amended Quarterly Report of Ultimate Sports Entertainment, Inc. (the "Company") on Form 10-QSB/A for the period ended April 30, 2002 (the "Report"), I, Frederick R. Licht, President and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Frederick R.  Licht
Frederick R. Licht
President and Chief Financial Officer

Date:  October 8, 2002